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                                  EXHIBIT 24

                               POWER OF ATTORNEY

          We, the undersigned directors of the Southwest Bancorp, Inc.(the "Registrant"), hereby severally constitute and appoint Robert L. McCormick, Jr, our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the preparation and filing of a registration statement on Form S-2 and the registration and sale of the securities described therein under the federal securities laws and the laws of the various states, and the creation of documents of trust described in such registration statement, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below such registration statement and any amendments thereto and any document or filing necessary or appropriate in connection with qualification of the Indenture or the Guarantee, described in such registration statement, under the Trust Indenture Act; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.

   Signature                                                  Date

/s/ George M. Berry                                           April 24, 1997
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George M. Berry
Director


/s/ Joyce P. Berry                                            April 24, 1997
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Joyce P. Berry
Director


/s/ Thomas D. Berry                                           April 24, 1997
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Thomas D. Berry
Director


/s/ Joe Berry Cannon                                          April 24, 1997
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Joe Berry Cannon
Director


/s/ W. Haskell Cudd                                           April 24, 1997
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W. Haskell Cudd
Director


/s/ J. Berry Harrison                                         April 24, 1997
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J. Berry Harrison
Director


/s/ Erd M. Johnson                                            April 24, 1997
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Erd M. Johnson
Director
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/s/ David P. Lambert                                          April 24, 1997
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David P. Lambert
Director


/s/ Linford R. Pitts                                          April 24, 1997
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Linford R. Pitts
Director


/s/ Robert B. Rodgers                                         April 24, 1997
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Robert B. Rodgers
Director


/s/ James B. Wise, M.D.                                       April 24, 1997
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James B. Wise, M.D.
Director


/s/ Lee A. Wise                                               April 24, 1997
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Lee A. Wise
Director


/s/ Paul C. Wise                                              April 24, 1997
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Paul C. Wise
Director